                                                                 EXECUTION COPY


                                AMENDMENT NO. 2

     This AMENDMENT No. 2, dated as of October 28, 1994 among Warnaco Inc., a Delaware corporation (the "Borrower"), The Warnaco Group, Inc., a Delaware corporation ("Group"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), The Bank of Nova Scotia ("Scotiabank") and Citicorp USA, Inc. ("Citicorp"), as Managing Agents (the "Managing Agents") for the Lenders thereunder, Citicorp, as Documentation Agent (the "Documentation Agent") and Collateral Agent (the "Collateral Agent") for the Lenders thereunder and Scotiabank, as Paying Agent (the "Paying Agent") for the Lenders thereunder and as Swing Line Bank and an Issuing Bank thereunder.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, Group, the Lenders, the Managing Agents, the Documentation Agent, the Collateral Agent and the Paying Agent have entered into a Credit Agreement dated as of October 14, 1993, as amended by Amendment No. 1 dated as of June 8, 1994 (as amended, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

     (2) The Borrower desires to further amend certain provisions of the Credit Agreement.

     (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) The definition of "Applicable Margin" in Section 1.01 is amended by deleting the table contained therein and substituting therefor the following:

                                       Base Rate                Eurodollar Rate
     Implied Debt Rating               Advances                     Advances

     BB or below                        0.500%                       1.000%
     BB+                                0.250%                       0.875%
     BBB-                               0.000%                       0.500%
     BBB or above                       0.000%                       0.450%




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                                       2


     The definition of "Applicable Margin" is further amended by deleting the figure "1.500%" in the last sentence thereof and substituting therefor the figure "1.000%".

          (b) Section 2.07(a) is amended by deleting the table contained therein and substituting therefor the following:

          Implied Debt Rating                         Commitment Fee Rate

          BB or below                                        0.425%
          BB+                                                0.375%
          BBB-                                               0.250%
          BBB or above                                       0.220%

     Section 2.07(a) is further amended by deleting the figure "0.500%" in the second sentence thereof and substituting therefor the figure "0.425%".

          (c) Section 2.11(e) is amended by deleting from the first sentence thereof the phrase "form 1001 or 4224, as appropriate, or any successor or alternative" and replacing it with the phrase "form 1001, 4224, or W-8, as appropriate, or any successor or other".

          (d) Section 2.11(e) is further amended by adding after the first sentence thereof the following sentence:

          "In addition, if a Lender provides a form W-8 (or any successor or related form) to the Documentation Agent and the Borrower pursuant to the preceding sentence, such Lender shall also provide a certificate stating that such Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Internal Revenue Code of 1986 and shall promptly notify the Documentation Agent and the Borrower if such Lender determines that it is no longer able to provide such certification."

          (e) Section 2.13(e) is amended by deleting the table contained therein and substituting therefor the following:

                                Rate for Standby           Rate for Documentary
Implied Debt Rating             Letters of Credit            Letters of Credit

BB or below                          1.000%                       0.750%
BB+                                  0.875%                       0.625%
BBB-                                 0.500%                       0.450%
BBB or above                         0.450%                       0.375%

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                                       3


     Section 2.13(e) is further amended by deleting the figures "1.500%" and "1.250%" in the second sentence thereof and substituting therefor the figures "1.000%" and "0.750%", respectively.

          (f) Section 5.02(b)(v) is amended in full to read as follows:

               "(v) Debt of Group or the Borrower in respect of (A) interest rate Hedge Agreements in an aggregate notional amount at any time outstanding not to exceed the aggregate amount of Debt outstanding under this Agreement, provided that the maximum term of such Hedge Agreements shall not exceed three years and (B) foreign exchange Hedge Agreements in an aggregate notional amount not to exceed $50,000,000 at any time outstanding;"

          (g) Section 5.02(b)(vii) is amended by inserting at the end thereof, immediately before the semi-colon, the following:

          ", including, without limitation, and without duplication, Debt of Foreign Subsidiaries of the type referred to in clause (i) of the definition of "Debt" guaranteeing such Permitted Foreign Debt Issuances"

          (h) Section 5.02(b) is further amended by deleting the "and" at the end of clause (xv) thereof, replacing the period at the end of clause (xvi) with a semi-colon and adding the word "and" immediately thereafter, and by adding the following new clause (xvii) at the end thereof:

          "(xvii) Debt of the Borrower of the type referred to in clause (g) of the definition of "Debt" incurred in connection with Investments permitted by Section 5.02(f)."

          (i) Section 5.02(d) is amended by replacing the "and" at the end of clause (iii) thereof with a comma, replacing the semi-colon at the end of clause (iv) thereof with a comma and adding the word "and" immediately thereafter, and by adding the following new clause (v):

               "(v) after the Collateral Release Date, and subject to the provisions of Section 8.13, Group may consolidate with or merge into the Borrower or the Borrower may consolidate with or merge into Group."

          (j) Section 5.02(f)(i) is amended by deleting from the first sentence thereof the words "in wholly owned Subsidiaries".

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                                       4


          (k) Section 5.02(g)(ii)(B) is amended in full as follows:

               "(B) declare and make any dividend payment or other distribution payable in cash on its common stock, or purchase, redeem, retire, defease or otherwise acquire for value any of its common stock
               (1) so long as the Implied Debt Rating is below BBB- or Group has received a rating lower than Baa3 from Moody's in an aggregate not to exceed in any Fiscal Year 10% of the Consolidated net income of Group and its Subsidiaries for the preceding Fiscal
               Year and (2) during such time as the Implied Debt Rating is at least BBB- or Group has received a rating from Moody's of at least Baa3, in an aggregate amount for all dividends or other distributions, or purchases, redemptions, retirements, defeasances or acquisitions made since the date of this Agreement not to exceed 25% of the cumulative Consolidated net income of Group and its Subsidiaries during the period beginning with the Fiscal Year ending on or about December 31, 1993 and ending with the Fiscal Year preceding the Fiscal Year in which such dividend payment or other distribution, or purchase, redemption, retirement, defeasance or acquisition is made;"

          (l) Section  5.02(g)(ii)(E) is amended by deleting therefrom the words
     "stock-for-stock   acquisitions"   and   replacing   them   with  the  word
     "Investments".

          (m) Section 5.02(g)(iii)(D)(II) is amended in full to read as follows:

          "(II) to pay dividends permitted to be paid by Group, or to purchase, redeem, retire, defease or otherwise acquire for value its common stock, as permitted under clause (ii)(B) above."

          (n) Section 5.02(l)(ii) is amended by (i) deleting the word "and" before the words "any Debt outstanding on the date such Subsidiary first becomes a Subsidiary" and replacing it with a comma, and (ii) deleting the period at the end thereof and replacing it with the following:

               ", any purchase money Liens permitted under Section 5.02(a)(iv), and any Debt of Foreign Subsidiaries with respect to Permitted Foreign Debt Issuances permitted under Section 5.02(b)(vii), in each case under this subclause (ii) limited solely to the property securing any such Debt."

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before October 28, 1994 (or such later date as may be

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                                       5


agreed between the Borrower and the Documentation Agent), the Documentation Agent shall have received (i) counterparts of this Amendment executed by the Borrower, Group and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Documentation Agent that such Lenders have executed this Amendment, (ii) an amendment fee of 12.5 basis points calculated on the sum of the aggregate Revolving Credit Commitments outstanding as of the effective date of this Amendment, plus the then outstanding Term Advances, payable to the Paying Agent for the ratable benefit of the Lenders, and (iii) such other fees as may be set forth in that certain Letter dated October 7, 1994 from the Managing Agents to the Borrower, payable to the Paying Agent for the ratable benefit of the Managing Agents.

     SECTION 3. Representations and Warranties of the Borrower. Each of the Borrower and Group represents and warrants as follows:

          (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance of this Amendment by each Loan Party party hereto and of the Consent by each Loan Party party thereto and of the Loan Documents, as amended hereby, to which such Loan Party is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award,
     (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance of this Amendment or the Consent by any Loan Party party thereto, or of any of the Loan Documents, as amended hereby, to which such Loan Party is or is to be a party, or for the consummation of the transactions contemplated hereby or thereby.

          (d) This Amendment has been, and the Consent when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Amendment and each of the Loan Documents, as amended hereby, constitute, and the Consent when delivered hereunder will constitute, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) purports to affect the legality, validity or enforceability of this Amendment, the Consent or any other Loan Document, as amended hereby or the consummation of the transactions contemplated hereby or thereby or (ii) except as set forth on Schedule 4.01(i) to the Credit Agreement, is or would be reasonably likely to have a Material
     Adverse Effect. There has been no adverse change in the status, or financial effect on any Loan Party or any of their Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(i) to the Credit Agreement on the date thereof or except as has been disclosed to the Agents and the Lenders.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof " or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Agreements and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Loan Parties under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, either Managing Agent, the Documentation Agent, the Collateral Agent or the

Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto and with respect to advising the Agents as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees an expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 5.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          WARNACO INC.


                                          By __________________________
                                                      Title:


                                          THE WARNACO GROUP, INC.


                                          By __________________________
                                                      Title:

                                          THE BANK OF NOVA  SCOTIA,  as Managing
                                            Agent, Paying Agent, Swing Line Bank
                                            and an Issuing Bank


                                          By __________________________
                                                      Title:


                                          CITICORP USA, INC., as Managing Agent,
                                            Documentation  Agent and  Collateral
                                            Agent


                                          By __________________________
                                                       Title:


                                          Lenders


                                          THE BANK OF CALIFORNIA, N.A.


                                          By __________________________
                                                       Title:


                                          THE BANK OF NEW YORK


                                          By __________________________
                                                       Title:


                                          THE BANK OF NOVA SCOTIA


                                          By __________________________
                                                       Title:

                                          CHEMICAL BANK


                                          By __________________________
                                                      Title:


                                          CITICORP USA, INC.


                                          By __________________________
                                                      Title:


                                          CREDIT SUISSE


                                          By __________________________
                                                      Title:


                                          By __________________________
                                                      Title:


                                          THE FUJI BANK, LTD.


                                          By __________________________
                                                      Title:


                                          GENERAL ELECTRIC CAPITAL CORPORATION


                                          By __________________________
                                                      Title:

                                          IBJ SCHRODER BANK AND TRUST CO.


                                          By __________________________
                                                      Title:


                                          PROSPECT STREET SENIOR PORTFOLIO, L.P.

                                          By: Prospect Street Senior Loan Corp.,
                                              Its Managing General Partner


                                          By __________________________
                                                       Title:

                                          RESTRUCTURED   OBLIGATIONS  BACKED  BY
                                          SENIOR ASSETS B.V.


                                          By __________________________
                                                       Title:

                                          STICHTING   RESTRUCTURED   OBLIGATIONS
                                          BACKED BY SENIOR ASSETS 2 (ROSA2)


                                          By __________________________
                                                       Title:

                                          SHAWMUT BANK CONNECTICUT, N.A.


                                          By __________________________
                                                       Title:

                                          SOCIETE GENERALE


                                          By __________________________
                                                      Title:


                                          THE  SUMITOMO  BANK,  LTD.,  NEW  YORK
                                          BRANCH


                                          By __________________________
                                                      Title:


                                          UNION  BANK OF  SWITZERLAND,  NEW YORK
                                          BRANCH


                                          By __________________________
                                                      Title:


                                          MARINE MIDLAND BANK


                                          By __________________________
                                                      Title:

                                    CONSENT

                          Dated as of October 28, 1994

     Each of the undersigned, a wholly owned subsidiary of Warnaco Inc., a Delaware corporation, as a Guarantor under either the Guaranty dated October 14, 1993 or the Guaranty dated April 4, 1994 (collectively, the "Subsidiary Guaranty"), as a Grantor under either the Security Agreement dated October 14, 1993 or the Security Agreement dated April 14, 1994 (collectively, the "Security Agreement") and under either the Trademark, Patent and Copyright Security Agreement dated October 14, 1993 or the Trademark, Patent and Copyright Security Agreement dated April 14, 1994 (collectively, the "Trademark, Patent and
Copyright Security Agreement") and as a Pledgor under either the Pledge Agreement dated as of October 14, 1993 or the Pledge Agreement dated as of April 14, 1994 (collectively, the "Pledge Agreement") in favor of the Collateral Agent for the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment No. 2), hereby consents to said Amendment No. 2 and hereby confirms and agrees that (i) each of the Subsidiary Guaranty, the Security Agreement, the Trademark, Patent and Copyright Security Agreement and the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Amendment No. 2, each reference in each of the Subsidiary Guaranty, the Security Agreement, the Trademark, Patent and Copyright Security Agreement and the Pledge Agreement to the Loan Documents or any thereof, "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended by said Amendment No. 2 and (ii) the Security Agreement, the Trademark, Patent and Copyright Security Agreement and the Pledge Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (as defined therein).


                                          WARNACO INTERNATIONAL INC.


                                          By __________________________
                                                      Title:

                                          C.F. HATHAWAY COMPANY


                                          By __________________________
                                                     Title:

                                          184 BENTON STREET INC.


                                          By __________________________
                                                     Title:

                                          WARNACO MEN'S SPORTSWEAR INC.

                                          By __________________________
                                                     Title:


                                          WARNACO SOURCING INC.


                                          By __________________________
                                                     Title:


                                          WARMANA LIMITED


                                          By __________________________
                                                     Title:


                                          WARNER'S de COSTA  RICA  INC.  (and as
                                            successor  by merger to  Warnaco  de
                                            Costa Rica Inc.)


                                          By __________________________
                                                      Title:


                                          BLANCHE INC.


                                          By __________________________
                                                      Title:


                                          CALVIN KLEIN MEN'S UNDERWEAR, INC.


                                          By __________________________
                                                       Title: